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                                                                   Exhibit 99.1

                                 CERTIFICATION

   Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned hereby certifies in his capacity as an officer of Vsource, Inc. (the "Company") that the Annual Report of the Company on Form 10-K for the fiscal year ended January 31, 2003 fully complies with the requirements of
Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods presented in the financial statements included in such report.


                                              By:   /s/  Phillip E. Kelly
                                                  -----------------------------
                                                        Phillip E. Kelly
                                                     Chief Executive Officer
                                                  (Principal Executive Officer)


                                              By:   /s/  Dennis M. Smith
                                                  -----------------------------
                                                         Dennis M. Smith
                                                     Chief Financial Officer
                                                  (Principal Financial Officer)

Date: April 14, 2003